                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Manuel A. Fernandez and John F. Halligan jointly and severally, his attorneys-in-fact, each with the power of substitution for him in any and all capacities, to sign the Registration Statement filed by Gartner Group, Inc. on Form S-8 with respect to the Gartner Group, Inc. Savings and Investment Plan, and any and all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                          ----------------------------


       SIGNATURE                                         TITLE                         DATE
       ---------                                         -----                         ----

/s/Manuel A. Fernandez                      Chairman, President and Chief         December 15, 1997
-----------------------                      Executive Officer (principal
  MANUEL A. FERNANDEZ                             executive officer)


  /s/John F. Halligan                       Executive Vice President, Chief       December 12, 1997
 ---------------------                      Financial Officer and Secretary
    JOHN F. HALLIGAN                           (principal financial and
                                                  accounting officer)


  /s/William O. Grabe                               Director                      July 24, 1997
-----------------------
    WILLIAM O. GRABE

    /s/Max D. Hopper                                Director                      July 24, 1997
-----------------------
     MAX D. HOPPER

 /s/John P. Imlay, Jr.                              Director                      July 24, 1997
-----------------------
  JOHN P. IMLAY, JR.

 /s/Stephen G. Pagliuca                             Director                      July 24, 1997
-----------------------
  STEPHEN G. PAGLIUCA

                                                    Director                      July __, 1997
-----------------------
    DENNIS G. SISCO

                                                    Director                      July __, 1997
-----------------------
  ROBERT E. WEISSMAN